SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------




                                   FORM 8-K
                                CURRENT REPORT
                                 July 5, 2000

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: June 30, 2000



                           ALANCO TECHNOLOGIES, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




         Arizona                                            86-0220694
     ---------------------------------------------------------------------
     (State or other jurisdiction                        (I.R.S. Employer
     of incorporation or organization)                 Identification No.)




         15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260
        --------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)




                                (480) 607-1010
                                --------------
             (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     Effective June 1, 2000 the Company acquired all of the issued and outstanding capital stock of Excel Computer Corporation, a Texas corporation ("Excel"), from the former shareholders of Excel in exchange for 425,000 restricted shares of common stock of the Company, a $750,000 note and $250,000 in cash. The transaction closed on June 21, 2000.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) THE FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of Excel Computer will be filed within 60 days after the date of this report.

     (b)  PRO FORMA FINANCIAL INFORMATION.  See (a) above

     (c) EXHIBITS.
                 1. Agreement and Plan of Reorganization, dated as of June 21,
                    2000, by and among the Company, Excel Computer Corporation, and the holders of the capital stock of Excel. (Exhibits and Schedules omitted).



DATE: July 5, 2000                          ALANCO TECHNOLOGIES, INC
                                            -------------------------
                                            (Registrant)



                                            /s/ John A. Carlson
                                            ----------------------
                                            John A. Carlson
                                            Chief Financial Officer

                             EXCEL COMPUTER, LTD.
                            (A Limited Partnership)

                             Financial Statements
                          December 31, 1999 and 1998
                  (With Independent Auditors' Report Thereon)

                         Independent Auditors' Report



To the Partners
Excel Computer, Ltd.
Carrollton, Texas

We have audited the accompanying balance sheet of Excel Computer, Ltd. (a limited partnership) as of December 31, 1999 and 1998, and the related statements of operations, changes in partners' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Excel Computer, Ltd. as of December 31, 1999 and 1998, the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


Payne Falkner Smith & Jones, P.C.

March 29, 2000

                             EXCEL COMPUTER, LTD.
                           (A Limited Partnership)


                                 Balance Sheet
                          December 31, 1999 and 1998


                                                  1999          1998
                                              ------------  ------------
ASSETS

Current assets
 Cash                                          $    2,357    $   14,831
 Accounts receivable                              658,932       579,852
 Inventory                                        292,073       339,876
 Other                                              1,528         3,769
                                              ------------  ------------
   Total current assets                           954,890       938,328
                                              ------------  ------------
Property and equipment, net                        30,216        39,480

Other                                               5,591         6,973
                                              ------------  ------------
                                               $  990,697    $  984,781
                                              ------------  ------------

LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
 Trade payables                                $  218,594    $  140,519
 Other accrued liabilities                         84,776        61,142
 Revolving debt                                    40,000       150,000
 Current portion of long term debt                 44,691        39,697
 Accrued management fee                            47,947        48,153
                                              ------------  ------------

   Total current liabilities                      436,008       439,511

Long term debt, less current portion               85,635       132,560
                                              ------------  ------------

   Total liabilities                              521,643       572,071

Commitments and contingencies                           -             -

Partners' capital                                 469,054       412,710
                                              ------------  ------------

                                               $  990,697    $  984,781
                                              ------------  ------------


See accompanying notes to financial statements.

                             EXCEL COMPUTER, LTD.
                           (A Limited Partnership)


           Statement of Operations and Changes in Partners' Capital
                For the years ended December 31, 1999 and 1998


                                                           1999          1998
                                                      -------------  ------------

Sales                                                   $5,787,616    $5,540,624

Cost of sales                                            3,630,739     3,715,872
                                                      -------------  ------------

Gross profit                                             2,156,877     1,824,752
                                                      -------------  ------------

Selling, general and administrative expenses
 Advertising                                               555,356       550,552
 Bad debts                                                   8,970             -
 Commissions                                               109,822        60,803
 Depreciation and amortization                              12,092        12,551
 Employee retirement contribution                           24,096        23,691
 Management fees - related party                           388,288       388,288
 Postage and shipping                                       19,580        16,385
 Rent                                                       53,189        49,612
 Salaries and employee benefits                            609,339       544,195
 Telephone                                                  37,491        28,322
 Utilities                                                  12,370        11,527
 Other                                                     118,509       116,988
                                                      -------------  ------------

   Total selling, general and administrative expenses    1,949,102     1,802,914
                                                      -------------  ------------

      Operating income                                     207,775        21,838
                                                      -------------  ------------

Other income (expense)
 Interest expense                                          (33,520)      (23,186)
 Interest income                                               855         3,242
 Other income                                                    -         5,649
                                                      -------------  ------------

   Total other expense                                     (32,665)      (14,295)
                                                      -------------  ------------

Net income                                                 175,110         7,543

Partners' capital at beginning of period                   412,710       490,854

Partners' withdrawals                                     (118,766)      (85,687)
                                                      -------------  ------------

Partners' capital at end of period                      $  469,054    $  412,710
                                                      -------------  ------------


See accompanying notes to financial statements.

                             EXCEL COMPUTER, LTD.
                           (A Limited Partnership)

                            Statement of Cash Flows
                For the years ended December 31, 1999 and 1998


                                                            1999          1998
                                                        ------------  ------------
Cash flows from operating activities
 Net income                                              $  175,110    $    7,543
 Adjustments to reconcile net income to cash
  provided (used) by operating activities:
   Depreciation and amortization                             12,092        12,549
   (Increase) decrease in:
      Accounts receivable                                   (79,080)     (126,105)
      Inventory                                              47,803       (29,434)
      Other assets                                            2,241        (3,769)
   Increase (decrease) in:
      Trade payables                                         78,075        10,410
      Other accrued liabilities                              23,634        17,254
      Accrued management fee                                   (206)        4,050
                                                        ------------  ------------

   Net cash provided (used) by operating activities         259,669      (107,502)
                                                        ------------  ------------

Cash flows from investing activities:
 Purchases of furniture and equipment                        (1,446)      (13,455)
                                                        ------------  ------------

   Net cash used by investing activities                     (1,446)      (13,455)
                                                        ------------  ------------

Cash flows from financing activities
 Net (payments) advances under line-of-credit agreement    (110,000)      150,000
 Principal payments of bank notes                           (41,931)      (31,737)
 Distributions to partners                                 (118,766)      (85,687)
                                                        ------------  ------------

   Net cash (used) provided by financing activities        (270,697)       32,576
                                                        ------------  ------------

Net decrease in cash                                        (12,474)      (88,381)

Cash - beginning of period                                   14,831       103,212
                                                        ------------  ------------

Cash - end of period                                     $    2,357    $   14,831
                                                        ------------  ------------

Supplemental Information:

 Interest paid                                           $   33,520    $   23,186
                                                        ------------  ------------


See accompanying notes to financial statements.




                             EXCEL COMPUTER, LTD.
                           (A Limited Partnership)


1. Organization and Summary of Significant Accounting Policies

Excel Computer, Ltd. (the "Partnership") was formed in December 1995 as a Texas
Limited Partnership.  This partnership was formed by conversion of Excel
Computer, a Texas General Partnership formed effective January 1994.  The
Partnership was formed to operate a business manufacturing and selling computer hardware and supplies, specifically CD ROM networking products.

The accounting and reporting policies of the Partnership conform to generally accepted accounting principles. The following is a description of the more significant of those policies.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Accounts Receivable

Accounts receivable consist primarily of trade accounts. There is no allowance for doubtful accounts, which would represent a provision for possible losses charged to earnings, included in the accompanying financial statements.
Management considers all reported accounts receivable to be collectible.

Inventory

Inventories are recorded at the lower of cost (first-in first-out) or market and consist primarily of purchased components used to produce finished product.
Substantially all inventory is pledged as collateral for bank notes.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation.
Provisions for depreciation are computed on a straight-line basis. The estimated useful lives for each major classification of property and equipment are as follows:

           Furniture and equipment                          7 years
           Computer equipment and software                  5 to 7 years
           Automobile                                       5 years














                                      (F4)


                             EXCEL COMPUTER, LTD.
                           (A Limited Partnership)

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense was $555,356 and $550,552 for the years ended December 31, 1999 and 1998, respectively.

Statement of Cash Flows

For purposes of reporting cash flows, cash and cash equivalents include cash on hand and held in banks, and money market funds.

Income Taxes

Under the provisions of the Internal Revenue Code, the Partnership is not a taxable entity and, as a result, its net income is included in the income tax returns of the partners.

2. Property and Equipment

Property and equipment at December 31, 1999 and 1998 consisted of the following:

                                         1999        1998
                                       ---------  ---------
Furniture and equipment                $ 29,167    $ 27,721
Computer equipment and software          25,843      25,843
Automobile                               17,118      17,118
                                       ---------  ---------

                                         72,128      70,682

Less accumulated depreciation            41,912      31,202
                                       ---------  ---------

                                       $ 30,216    $ 39,480
                                       ---------  ---------


Depreciation expense charged to operations was $10,710 and $11,169 in 1999 and 1998, respectively.

3. Related Party Transactions

The Partnership is managed by a corporation that is owned by the two limited partners of the Partnership. The management agreement entitles such corporation to a management fee equal to 100% of the salary and certain benefits paid to the partners. Actual fees incurred in 1999 and 1998 were approximately $388,000 and are included in the accompanying financial statements. The Partnership owed the corporation $47,947 and $48,153 as of December 31, 1999 and 1998, respectively.



                                      (F5)


                             EXCEL COMPUTER, LTD.
                           (A Limited Partnership)

4. Revolving Debt

  The Partnership has a $300,000 revolving line of credit with an unaffiliated bank that is secured by substantially all inventory and accounts receivable.
  Interest is payable quarterly at prime plus 1% to maturity of May 2000.  The
  Partnership has an additional unsecured line of credit in the amount of $50,000. Interest is payable monthly at 12.5% to maturity of May 2000.
  Under these agreements, the outstanding balance fluctuates, and, at various times, repayments are made which will bring the amount outstanding below the amount outstanding at the end of the year.

  Outstanding borrowings under these agreements amounted to $40,000 and $150,000 at December 31, 1999 and 1998, respectively.

  At December 31, 1999 and 1998 the Partnership had $310,000 and $200,000, respectively, of unused lines of credit with banks to be drawn upon as needed.

5. Long-Term Debt

Following is a summary of long-term debt at December 31, 1999 and 1998:

                                                    1999        1998
                                                  --------   ----------
Note payable to bank in monthly principal and
interest installments of $4,635 through September,
2002 collateralized by inventory and accounts
receivable.  The note bears interest of 11.5%.    $130,326    $172,257

Less:  Current maturities included in current
 liabilities                                        44,691      39,697
                                                  --------   ----------

                                                  $ 85,635    $132,560
                                                  --------   ----------


Following are the maturities of long-term debt for the next three years:


2000                                     $ 44,691
2001                                       50,779
2002                                       34,856
                                       ------------
                                         $130,326



                                      (F6)

                             EXCEL COMPUTER, LTD.
                           (A Limited Partnership)


6. Employee Benefits

The Partnership maintains a retirement plan (Plan) which covers employees over the age of 21 who have completed one year of credited services, as defined.
The plan provides for "before-tax" employee contribution, through salary reduction contributions under Section 401(k) of the Internal Revenue Code. The
Partnership does not contribute to this Plan.

The Partnership sponsors a profit sharing plan covering substantially all full-time employees. Contributions are discretionary and decided by Management each year. Contributions accrued at December 31, 1999 and 1998 were $23,691.

7. Lease Obligation

Effective December of 1995, the Partnership entered into a lease for its office facility located in Carrollton, Texas. In June of 1997, the Partnership assumed an existing lease to expand its current facility. These leases expire
January 31, 2001. In April 2000, the Partnership entered into a six month lease for warehouse space. Future minimum lease payments for the remaining noncancelable term of these leases are as follows:

Years ending
December 31,                       Amount
-------------                  -------------
    2000                         $   57,844
    2001                              3,962
                               -------------
                                 $   61,806
                               -------------


8. Subsequent Events

On March 22, 2000 the Partnership entered into an asset purchase agreement whereby they purchased inventory from an unrelated entity. The Partnership paid $250,000 in cash at closing and is required under the terms of the agreement to pay an additional $50,000 within ninety days from the dated of closing. In connection with this purchase, the Partnership assumed all liabilities associated with the manufacturing and selling of these networking products, including warranty claims for specifically identified products.
Additionally, the Partnership assumed certain obligations under Extended
Warranties for specifically identified products. As a result of these assumed warranties, the Partnership will estimate and maintain an allowance for warranty claims based on prior warranty claims as well as the Partnership's experience of the amounts of claims actually made.



                                      (F7)


                ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
                                                  March 31, 2000

Pro Forma Consolidated Unaudited Financial Information:
The following represents a pro forma condensed consolidated balance sheet as of March 31, 2000, assuming the Company's acquisition of Excel Computer Corporation was consumated as of that date.
                                                 Alanco          Excel            Pro Forma           Pro Forma
                                                 Technologies,   Computer         Adjustments         Consolidated
                                                 Inc.            Corporation                          Amounts
                                                --------------- ---------------- -----------------   -------------------
                        Assets
Current Assets:

Cash                                                 $419,829        $161,114         ($250,000) (1)     $330,943
Accounts Receivable, Net                              387,172         613,253                           1,000,425
Notes receivable                                      139,316               0                             139,316
Inventory                                           2,481,271         502,303           300,000  (1)    3,283,574
Other Current Assets                                  198,059           1,452                             199,511
                                                --------------- ---------------- -----------------   -------------------
        Total Current Assets                        3,625,647       1,278,122            50,000         4,953,769

Property and Equipment, Net                         1,925,790          31,042                           1,956,832
Investments at cost                                 2,465,674               0                           2,465,674
Other Assets, Net                                      39,310           2,500                              41,810
Intangible Assets, Net                                710,399           3,091           991,429  (1)    1,704,919
                                                --------------- ---------------- -----------------   -------------------
    Total Assets                                   $8,766,820      $1,314,755        $1,041,429       $11,123,004
                                                --------------- ---------------- -----------------   -------------------

                Liabilities and Stockholders' Equity

   Current Liabilities:
Long-term debt - current portion                           $0         $45,500                             $45,500
Capital Lease obligation, current                     134,350               0                             134,350
Bank Line                                             300,000         250,000                             550,000
Note Payable                                                                0           750,000  (1)      750,000
Accounts Payable & Accrued Expenses                   720,382         446,110                           1,166,492
Billings in excess of Costs and Est. Earnings          78,154               0                              78,154
                                                  --------------- ---------------- ----------------- ---------------------
        Total Current Liabilities                   1,232,886         741,610           750,000         2,724,496

Long-term leases & Notes Payable - Net                      0          74,574                              74,574

Shareholders' Equity                                7,533,934         498,571          (498,571) (1)    8,323,934
                                                                                        790,000  (1)
                                                  --------------- ---------------- ----------------- ---------------------
    Total Liabilities & Shareholders Equity        $8,766,820      $1,314,755        $1,041,429       $11,123,004
                                                  --------------- ---------------- ----------------- ---------------------


(1)   Pro forma adjustments to reflect the purchase of Excel Computer Corporation for $250,000, a
      $750,000 note and the issuance of 450,000 shares of Alanco common stock valued at $790,000.
      425,000 shares of common stock were issued to shareholders of Excel Computer Corporation and
      25,000 shares were issued to a consultant.

                                                   (F-9)


                ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
        PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
                        For The Year Ended June 30, 1999

The following represents an unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 1999, assuming the Company's acquisition of Excel Computer Corporation was consumated on July 1, 1998
                                                 Alanco          Excel            Pro Forma           Pro Forma
                                                 Technologies,   Computer         Adjustments         Consolidated
                                                 Inc.            Corporation                          Amounts
                                                --------------- ---------------- -----------------   -------------------
Sales                                              $7,084,400      $5,380,953                         $12,465,353
                                                --------------- ----------------

Cost of Sales and Depr & Amort                      4,223,700       3,404,136                           7,627,836
Selling General and Adm.                            2,741,600       1,856,025                           4,597,625
                                                --------------- ----------------                     -------------------
   Total Operating expense                          6,965,300       5,260,161                          12,225,461
                                                --------------- ----------------                     -------------------
        Operating Income                              119,100         120,792                             239,892

   Other Income (Expense)
Interest Expense                                     (157,700)        (32,385)          (75,000) (1)     (265,085)
Interest Income                                        57,800           1,767                              59,567
Other (Expense) Income                                102,100           5,649                             107,749
                                                --------------- ----------------   ---------------   -------------------
   Total Income (Expense)                               2,200         (24,969)          (75,000)          (97,769)
                                                --------------- ----------------   ---------------   -------------------
Net Income (loss)                                    $121,300         $95,823  (2)     ($75,000)         $142,123
                                                --------------- ----------------   ---------------   -------------------

   NET INCOME PER SHARE - BASIC                         $0.02                                               $0.03
                                                =============== ================   ===============   ===================
   NET INCOME PER SHARE - DILUTED                       $0.02                                               $0.02
                                                =============== ================   ===============   ===================
   SHARES OUTSTANDING
      WEIGHTED AVERAGE - BASIC                      5,016,085                           450,000  (1)    5,466,085
                                                =============== ================   ===============   ===================
      WEIGHTED AVERAGE - DILUTED                    5,575,895                           450,000  (1)    6,025,895
                                                =============== ================   ===============   ===================


(1)  Pro forma interest expense and shares outstanding adjustments to reflect the purchase of Excel
     Computer Corporation by Alanco Technologies, Inc.

(2)  No pro forma income tax adjustment is provided due to the assumption that income tax liability can be offset by utilizing Alanco's tax loss carryforwards.





                                                  (F-10)


                ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
        PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
                        For The Nine Months Ended March 31, 2000

The following represents an unaudited pro forma condensed consolidated statement of operations for the nine months ended March 31, 2000, assuming the Company's acquisition of Excel Computer Corporation was consumated on July 1, 1999.

                                                 Alanco          Excel              Pro Forma           Pro Forma
                                                 Technologies,   Computer           Adjustments         Consolidated
                                                 Inc.            Corporation                            Amounts
                                                --------------- ----------------   ---------------   -------------------
Sales                                              $5,278,687      $4,817,989                         $10,096,676
                                                --------------- ----------------

Cost of Sales and Depr & Amort                      3,492,114       3,068,155                           6,560,269
Selling General and Adm.                            2,654,843       1,590,445                           4,245,288
                                                --------------- ----------------                     -------------------
   Total Operating expense                          6,146,957       4,658,600                          10,805,557
                                                --------------- ----------------                     -------------------
        Operating Income                             (868,270)        159,389                            (708,881)

Other Income (Expense)                                (11,276)        (18,198)          (56,250) (1)      (85,724)
                                                --------------- ----------------   ---------------   -------------------
Net Income (loss)                                   ($879,546)       $141,191  (2)     ($56,250)        ($794,605)
                                                =============== ================   ===============   ===================


   NET INCOME PER SHARE
             BASIC AND DILUTED                         ($0.15)                                             ($0.13)
                                                ===============                                      ===================

   SHARES OUTSTANDING
      WEIGHTED AVERAGE - BASIC                      5,864,611                           450,000  (1)    6,314,611
                                                ===============                                      ===================
      WEIGHTED AVERAGE - DILUTED                    5,864,611                           450,000  (1)    6,314,611
                                                ===============                                      ===================


(1)  Pro forma interest expense and shares outstanding adjustment to reflect the purchase of Excel
     Computer Corporation by Alanco Technologies, Inc.

(2)  No pro forma income tax adjustment is provided due to the assumption that income tax liability can be eliminated by utilizing Alanco's tax loss carryforwards.
